Exhibit 99.1

The Baldwin Group to Go Private Through Majority Investment by Sequence Holdings and Dell Family Office

•	Baldwin shareholders to receive $32.50 per share in cash, representing an 88% premium to the unaffected closing price on June 17, 2026

•	Sequence’s engineering talent and capital, in combination with DFO Management’s long-duration, founder-aligned capital, will help accelerate Baldwin’s position as the insurance firm of the future

•	Eligible Baldwin colleagues to retain a significant minority equity stake alongside DFO and Sequence, preserving long-term alignment and colleague ownership

TAMPA, Fla. — September 14, 2026 — The Baldwin Group, Inc. (NASDAQ: BWIN) (“Baldwin” or the “Company”) today announced that it has entered into a definitive agreement under which an entity to be formed by Sequence Holdings (“Sequence”) (“Parent”) and DFO Management (“DFO” or “Dell Family Office”) will acquire a majority interest in the Company in an all-cash transaction valued at approximately $7.7 billion. Upon completion of the transaction, Baldwin will become a privately held company, with eligible Baldwin colleagues retaining a significant minority equity stake, alongside Sequence, a permanent holding company that acquires established enterprises in the service economy, and DFO, the family investment office of Dell Technologies Founder, Chairman, and CEO Michael Dell.

Transaction Highlights

•	Baldwin shareholders will receive $32.50 in cash for each share of Baldwin common stock they hold, representing a premium of approximately 88% to the unaffected closing price on June 17, 2026, the day before media reports that the company was exploring a take-private transaction.

•	The transaction implies a total enterprise value of approximately $7.7 billion, comprised of an equity purchase price of approximately $4.6 billion and approximately $3.1 billion of net debt assumed or refinanced in connection with the transaction.

•	This total enterprise value represents an implied multiple of approximately 20x Baldwin’s trailing-twelve-month Adjusted EBITDA of approximately $396 million. See “Note Regarding Non-GAAP Financial Measures” below.

•	Eligible Baldwin colleagues who currently hold equity will have the opportunity to roll over a portion of their holdings into the private company, continuing Baldwin’s long-standing commitment to broad-based colleague ownership.

•	Parent will effect the acquisition through a newly formed merger subsidiary, which will merge with and into Baldwin, with Baldwin surviving as a wholly owned subsidiary of Parent. The consummation of the transaction is not subject to any financing condition.

•	The transaction was unanimously approved by Baldwin’s Board of Directors, following the unanimous recommendation of a Special Committee comprised of independent, disinterested directors advised by independent legal and financial advisors.

•	The transaction is expected to close in Q1 2027, subject to approval by Baldwin shareholders, the receipt of required regulatory approvals, and other customary closing conditions.

•	Upon completion of the transaction, shares of Baldwin common stock will no longer be listed on Nasdaq.

4211 W Boy Scout Blvd, Suite 800, Tampa, FL 33607

baldwin.com

"This transaction allows us to deliver immediate value to shareholders while establishing a partnership with Sequence and DFO that will give Baldwin the long-duration capital and frontier AI execution to invest and move at the pace this moment demands," said Trevor Baldwin, Chief Executive Officer of The Baldwin Group. "Our vision and strategy are not changing.  We remain committed to building the most diversified, vertically integrated insurance firm of the future, the destination for our industry’s best professionals. What changes is the pace of our investments in talent and technology. Moving faster on AI sharpens what we deliver for clients and elevates the work our colleagues do every day. Foundationally important, our colleagues will remain owners of what we build together."

“Sequence brings leading engineering talent and patient capital to each of the businesses with which we partner in order to transform them into market leaders,” said Michael J. Lee, Chief Executive Officer and Co-Founder, Sequence Holdings. “With Baldwin, we look forward to working with the Company’s team to rebuild workflows, products, and services around what is now possible with technology — extending Baldwin’s lead as the insurance firm of the future.”

“Baldwin has built something rare in insurance distribution: a genuine data and platform advantage, compounded over 15 years, led by a team with a clear and differentiated vision,” said Michael Dell. “DFO invests with the flexibility and patience of permanent capital, not as a fund working against a fixed exit clock. That structure enables DFO to back proven operators like Trevor and his team for the long term. I am excited that the DFO team is partnering with Sequence Holdings to support Baldwin’s next chapter with patient capital and engineering and operational expertise.”

Advisors

Ardea Partners LP is serving as lead financial advisor, Davis Polk & Wardwell LLP is serving as legal advisor, Troutman Pepper Locke LLP is serving as insurance regulatory counsel, and MarshBerry is also acting as a financial advisor to The Baldwin Group in connection with the transaction.

Perella Weinberg Partners LP is serving as independent financial advisor and Potter Anderson & Corroon LLP is serving as independent legal advisor to the Special Committee of the Board of Directors of Baldwin.

Piper Sandler is acting as lead financial advisor and Moelis as sole capital markets advisor, to Sequence and DFO. Morgan Stanley & Co. LLC, Barclays and Wells Fargo are acting as financial advisors, to Sequence and DFO. Latham & Watkins LLP is acting as legal counsel to Sequence, and Sullivan & Cromwell LLP is acting as legal counsel to DFO.

About The Baldwin Group

The Baldwin Group, the brand name for The Baldwin Insurance Group, Inc. (NASDAQ: BWIN) ("Baldwin") and its affiliates, is an independent insurance distribution firm providing indispensable expertise and insights that strive to give our clients the confidence to pursue their purpose, passion, and dreams. As a team of dedicated entrepreneurs and insurance professionals, we have come together to help protect the possible for our clients. We do this by delivering bespoke client solutions, services, and innovation through our comprehensive and tailored approach to risk management, insurance, and employee benefits. We support our clients, colleagues, insurance company partners, and communities through the deployment of vanguard resources and capital to drive our organic and inorganic growth. The Baldwin Group proudly represents more than three million clients across the United States and internationally. For more information, please visit www.baldwin.com.

2	baldwin.com

About Sequence Holdings

Sequence acquires ambitious, established enterprises in the service economy and refounds them as market leaders. We pair their existing competitive advantages with Atlas, our technology platform, to rebuild operations, workflows, products and services around what is now possible. Sequence is based in New York. For more information, please visit seqholdings.com.

About DFO Management

DFO Management, LLC (“DFO”) manages the investment assets of Michael Dell, the founder, Chairman, and Chief Executive Officer of Dell Technologies, and his family.  DFO engages in a broad range of investment activities, with the flexibility to invest in a wide variety of asset classes.  The Dell family office was initially established in 1998 as MSD Capital, L.P., and was restructured as DFO at the end of 2022.

Note Regarding Non-GAAP Financial Measures

Adjusted EBITDA is a non-GAAP financial measure and is not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). Baldwin has included this measure because management believes it provides investors with a useful basis for evaluating the transaction’s implied valuation multiple relative to Baldwin’s operating performance. Adjusted EBITDA should not be considered a substitute for net income or any other measure of financial performance calculated in accordance with GAAP.

Cautionary Statement Regarding Forward-Looking Statements

Some of the statements contained in this communication and other written and oral statements made from time to time by us and our representatives are forward-looking statements and not statements of historical or current fact. We have based these forward-looking statements on our current expectations, and these statements are subject to known and unknown risks, uncertainties and assumptions. Forward-looking statements include, but are not limited to, statements relating to: our goals, plans, and strategic initiatives; long-term growth prospects; maximizing value for our stockholders; and other events, conditions or developments that will or may occur in the future; and timing of any of the foregoing. You can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “forecast,” “outlook,” “assume,” “potential” or “continue” or variations or the negative counterparts of these terms or other comparable terminology. These statements are only predictions and are no guarantee of future performance, and investors should not place undue reliance on forward-looking statements as predictive of future results. Actual events or results may differ materially from those stated or implied by these forward-looking statements. In evaluating these statements and our prospects, you should carefully consider the factors set forth below. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary factors and to others contained throughout this communication.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements regarding the transactions contemplated by the Agreement and Plan of Merger, by and among the Company, The Baldwin Insurance Group Holdings, LLC, Square Acquisition Parent, Inc. (“Buyer”), Square Acquisition Merger Sub I, Inc. and Square Acquisition Merger Sub II, LLC (the “Transaction”). All such forward-looking statements are based upon current plans, estimates, expectations, opportunities and ambitions that are subject to risks, uncertainties, assumptions, and other important factors, many of which are beyond the control of the Company, that could cause actual results to differ materially from those expressed in such forward-looking statements. Key factors that could cause actual results to differ materially include, but are not limited to, the expected timing and likelihood of completion of the Transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals; the occurrence of any event, change or other circumstances that could give rise to the termination of the Transaction; the possibility that the Company’s stockholders may not approve the Transaction; the risk that the parties may not be able to satisfy the conditions to the Transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the Transaction; the risk that any announcements relating to the Transaction could have adverse effects on the market price of the Company’s common stock; the risk that the Transaction and its announcement could have an adverse effect on the parties’ business relationships and business generally, including the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers, and on their operating results and businesses generally; the risk of unforeseen or unknown liabilities; customer, stockholder, regulatory and other stakeholder approvals and support; the risk of unexpected future capital expenditures; the risk of potential litigation relating to the Transaction that could be instituted against the Company or its directors and/or officers; the risk associated with third-party contracts containing material consent, anti-assignment, transfer or other provisions that may be related to the Transaction which are not waived or otherwise satisfactorily resolved; significant costs, or expenses incurred in connection with the Transaction; Buyer’s ability to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Transaction; certain restrictions contained in the Agreement and Plan of Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the risk of various events that could disrupt operations, including pandemics, epidemics or other public health crises or severe weather (such as droughts, floods, avalanches and earthquakes), cybersecurity attacks, security threats and governmental response to them, and technological changes; the risks of labor disputes, changes in labor costs and labor difficulties; and the risks resulting from other effects of industry, market, economic, legal or legislative, political or regulatory conditions outside of the Company’s control. All such factors are difficult to predict and are beyond our control, including those detailed in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 26, 2026 (the “Form 10-K”), quarterly reports on Form 10-Q and other documents subsequently filed by the Company with the SEC. The Company’s forward-looking statements are based on assumptions that the Company believes to be reasonable but that may not prove to be accurate. Other unpredictable factors not discussed in this communication could also have material adverse effects on forward-looking statements. The Company does not assume an obligation to update any forward-looking statements, except as required by applicable law. These forward-looking statements speak only as of the date hereof.

3	baldwin.com

Additional Information and Where to Find It

In connection with the Transaction, the Company will file with the SEC a proxy statement on Schedule 14A. The definitive proxy statement will be sent to the stockholders of the Company seeking their approval of the Transaction and other related matters. In addition, certain participants in the Transaction will file a Transaction Statement on Schedule 13E-3 (the “Schedule 13E-3”) with the SEC. The Company and the other participants in the Transaction may also file other relevant documents with the SEC regarding the Transaction.  This communication is not a substitute for the proxy statement on Schedule 14A (if and when available), the Schedule 13E-3 (if and when available) or any other document that the Company or the other participants in the Transaction may file with the SEC with respect to the Transaction.

BEFORE MAKING ANY INVESTMENT OR VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT ON SCHEDULE 14A (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO OR INCORPORATED BY REFERENCE THEREIN) WHEN IT BECOMES AVAILABLE, THE SCHEDULE 13E-3

4	baldwin.com

(INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO OR INCORPORATED BY REFERENCE THEREIN), AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING THE COMPANY, THE TRANSACTION AND RELATED MATTERS.

Investors and security holders may obtain free copies of these documents, including the proxy statement, and other documents filed with the SEC by the Company through the website maintained by the SEC at https://www.sec.gov. Copies of documents filed with the SEC by the Company will be made available free of charge by accessing the Company’s website at https://ir.baldwin.com/financials/sec-filings or by contacting the Company via email by sending a message to IR@baldwin.com.

Participants in the Solicitation

The Company, Buyer and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Transaction under the rules of the SEC. Information about the directors and executive officers of the Company and other persons who may be deemed to be participants in the solicitation of stockholders of the Company in connection with the Transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement and other relevant material related to the Transaction, which will be filed with the SEC when they become available, and may be found in the Company’s definitive proxy statement in connection with its 2026 Annual Meeting of Stockholders, as filed with the SEC on April 22, 2026 (the “2026 Proxy Statement”), and in the Form 10-K. Information about the directors and executive officers of the Company, their ownership of the Company common stock, and the Company’s transactions with related persons is set forth in the sections entitled “Directors, Executive Officers and Corporate Governance,” “Executive Compensation,” “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” and “Certain Relationships and Related Transactions, and Director Independence” included in the Form 10-K, and in the sections entitled “Corporate Governance,” “Compensation Discussion and Analysis,” “Compensation Tables,” and “Security Ownership of Certain Beneficial Owners and Management,” included in the 2026 Proxy Statement. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the Transaction will be included in the proxy statement and other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the SEC’s website at www.sec.gov.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

5	baldwin.com

Media & Investor Contacts

For The Baldwin Group

Media Relations Contact:

Anna Rozenich, anna.rozenich@baldwin.com, +1 630 561 5907

Investor Relations Contact:

Bonnie Bishop, bonnie.bishop@baldwin.com, +1 813 259 8032

For Sequence Holdings and DFO Management

Media Relations Contact

Kekst CNC

Todd Fogarty, todd.fogarty@kekstcnc.com, +1 917 992 1170

James Hartwell, james.hartwell@kekstcnc.com, +1 917 842 9561

6	baldwin.com